NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Erik A. Anderson Erik A. Anderson
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Angela Chen Angela Chen
4.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Craig L. DeSanto Craig L. DeSanto
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Eric A. Feldstein Eric A. Feldstein
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Thomas A. Hendry Thomas A. Hendry
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Jodi Kravitz Jodi Kravitz
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Michael K. McDonnell Michael K. McDonnell
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Amy Miller Amy Miller
2.2026

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael K. McDonnell, Eric J. Lynn, Ramon A. Casanova, Eric C. Sherman, Francis Citera and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account – I (including, File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210, 333-102674, 333-147707, 333-156513, 333-166664, 333-190312, 333-222196, 333-263768, and 333-292917) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or Officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Craig A. Sabal Craig A. Sabal
2.2026